                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director and as Chairman of The Board, President, and Chief Executive Officer, of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.



                                        Charles W. Mueller              (L.S.)
                                        --------------------------------

STATE OF MISSOURI            )
                             )  SS.
CITY OF ST. LOUIS            )


         On this 23rd day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                        Barbara Lungwitz
                                        --------------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.


                                         Donald E. Brandt           (L.S.)
                                         ---------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 23rd day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                         Barbara Lungwitz
                                         ---------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Clifford L. Greenwalt hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.


                                        Clifford L. Greenwalt        (L.S.)
                                        -----------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST. LOUIS            )


         On this 31st day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                        Barbara Lungwitz
                                        -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.


                                        William E. Cornelius         (L.S.)
                                        -----------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 19th day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                        Barbara Lungwitz
                                        -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas A. Hays hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of December, 1997.


                                         Thomas A. Hays            (L.S.)
                                         --------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 20th day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                         Barbara Lungwitz
                                         --------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.


                                          Richard A. Liddy           (L.S.)
                                          ---------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 23rd day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                           Barbara Lungwitz
                                          ---------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Lumpkin hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.


                                          Richard A. Lumpkin          (L.S.)
                                          ----------------------------


STATE OF ILLINOIS            )
                             )  SS.
CITY OF MATTOON              )


         On this 31st day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                          Renee Spitz
                                          ----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.


                                       John Peters MacCarthy        (L.S.)
                                       -----------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 19th day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                       Barbara Lungwitz
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.


                                         Paul L. Miller            (L.S.)
                                         --------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST. LOUIS            )


         On this 31st day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                         Barbara Lungwitz
                                         --------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of December, 1997.


                                         Robert H. Quenon           (L.S.)
                                         ---------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST. LOUIS            )


         On this 24th day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                         Barbara Lungwitz
                                         ---------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.


                                        Harvey Saligman           (L.S.)
                                        --------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 23rd day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                        Barbara Lungwitz
                                        --------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles J. Schukai hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.


                                      Charles J. Schukai          (L.S.)
                                      ----------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 23rd day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                      Barbara Lungwitz
                                      ----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.


                                        Janet M. Weakley           (L.S.)
                                        ---------------------------


STATE OF MISSOURI            )
                             )  SS.
CITY OF ST.LOUIS             )


         On this 19th day of December, 1997, before me the undersigned Notary Public in and for said State, personally appeared December, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                        Kathleen D. O'Reilly
                                        ---------------------------